STATE FARM ASSOCIATES’ FUNDS TRUST

Supplement dated March 12, 2021 to the Prospectus dated April 1, 2020 of State Farm Associates’ Funds Trust (the “Prospectus”).

Effective immediately, the following changes are made to the Prospectus:

The following discussion is added following the final paragraph on page 27 of the Prospectus.

Management of the Funds — Proposed Reorganizations with Advisers Investment Trust

At its regular meeting held on March 11, 2021, the Board of Trustees of State Associates’ Funds Trust approved an Agreement and Plan of Reorganization for each of the funds of State Farm Associates’ Funds Trust pursuant to which each fund (each, a “Target Fund” and collectively, the “Target Funds”) would be reorganized into a corresponding mutual fund of Advisers Investment Trust (“AIT Trust”) advised by State Farm Investment Management Corp. and sub-advised by Northern Trust Investments, Inc. (“NTI”) (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”). The Target Funds and Acquiring Funds are set out in the table below. The Reorganizations are subject to the completion of certain conditions, including approval by the applicable Target Fund’s shareholders.

Target Fund (each a series of State Farm Associates’ Funds Trust)	Acquiring Fund (each a series of Advisers Investment Trust)
State Farm Growth Fund (Ticker: STFGX)	State Farm Growth Fund (Ticker: STFGX)
State Farm Balanced Fund (Ticker: STFBX)	State Farm Balanced Fund (Ticker: STFBX)
State Farm Interim Fund (Ticker: SFITX)	State Farm Interim Fund (Ticker: SFITX)
State Farm Municipal Bond Fund (Ticker: SFBDX)	State Farm Municipal Bond Fund (Ticker: SFBDX)

With respect to each Target Fund, the Agreement and Plan of Reorganization provides for: (i) the acquisition by the AIT Trust, on behalf of each Acquiring Fund, of all of the assets of a corresponding Target Fund (as shown in the table above), in exchange for shares of the corresponding Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the AIT Trust, on behalf of each Acquiring Fund, of the liabilities (as defined in the Plan of Reorganization) of each corresponding Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of each corresponding Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of each Target Fund as soon as practicable after the closing. The transactions for each Target Fund described in the Agreement and Plan of Reorganization are referred to as the “Reorganization” for a Target Fund or the “Reorganizations” for the Target Funds together.

At its March 11, 2021 regular meeting, the State Farm Associates’ Funds Trust Board of Trustees also approved convening a virtual special meeting of the State Farm Associates’ Funds Trust’s shareholders on June 17, 2021 at 8:00 a.m. (the “Meeting”) to ask shareholders of each Target Fund to approve the Agreement and Plan of Reorganization.

The Reorganization of a Target Fund will not occur unless a majority of the outstanding voting securities of the Target Fund approves the Reorganization at the Meeting, or at an adjournment of the Meeting. No Reorganization is contingent upon the approval of any other Reorganization (that is, if shareholders of one Target Fund approve the Reorganization of such Fund, it will proceed even if shareholders of another Target Fund do not approve that Fund’s Reorganization). It is currently anticipated that if approved by shareholders, the closing date for each Reorganization may vary, but all Reorganizations are expected to be completed by July 26, 2021. As a result of each Reorganization, you will receive shares (including fractional shares, if any) of the applicable Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

SFAFT will mail a combined prospectus/proxy statement to Target Fund shareholders of record as of March 12, 2021 providing additional information regarding the Meeting and the proposed Reorganizations.

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.